SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 31, 2006
Group 1 Automotive, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-13461 (Commission File Number)	76-0506313 (I.R.S. Employer Identification No.)
950 Echo Lane, Suite 100
Houston, Texas 77024
(Address of principal executive offices) (Zip code)
(713) 647-5700
(Registrant’s telephone number including area code)

Item 2.02. Results of Operations and Financial Condition.
On October 31, 2006, Group 1 Automotive, Inc. issued a press release announcing its financial results for the third quarter and three months ended September 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1.
As provided in General Instruction B.2. of Form 8-K, the information in this Item 2.02 (including the press release attached as Exhibit 99.1 incorporated by reference in this Item 2.02) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
99.1	Press Release of Group 1 Automotive, Inc., dated as of October 31, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Group 1 Automotive, Inc.
October 31, 2006	By:	/s/ John C. Rickel
Date		John C. Rickel, Senior Vice President
and Chief Financial Officer

INDEX TO EXHIBITS
99.1	Press Release of Group 1 Automotive, Inc., dated as of October 31, 2006.